SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 30, 2004



                         FAIRPOINT COMMUNICATIONS, INC.
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             (Exact Name of Registrant as specified in its charter)


           Delaware                   333-56365                 13-3725229
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 (State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)                Number)             Identification No.)


      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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               (Address of Principal Executive Offices) (Zip Code)



                                 (704) 344-8150
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               Registrant's telephone number, including area code



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5. Other Events and Regulation FD Disclosure

On January 30, 2004, the Company amended its credit facility to increase its revolving loan facility from $70 million to $85 million and its tranche A term loan facility from $30 million to $40 million. The Company used all of the additional borrowings under the tranche A term loan facility and a portion of the borrowings under the revolving loan facility to repay in full all of the indebtedness under FairPoint Carrier Services, Inc.'s credit facility.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAIRPOINT COMMUNICATIONS, INC.


                                    By:  /s/ Walter E. Leach, Jr.
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                                         Name:     Walter E. Leach, Jr.
                                         Title:    Senior Vice President and
                                                   Chief Financial Officer


Date: February 2, 2004